 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

HILL-ROM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Indiana (State or other jurisdiction of incorporation)	1-6651 (Commission File Number)	35-1160484 (IRS Employer Identification No.)

130 East Randolph Street Suite 1000 Chicago, IL (Address of principal executive offices)		60601 (Zip Code)
(312) 819-7200 (Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, without par value	HRC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Emerging growth company (Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.b-2 of this chapter).

☐ If an emerging growth company, indicate by check mark of the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 2, 2019, Hill-Rom Holdings, Inc. (the “Company”) announced its earnings for the third quarter ended June 30, 2019. Please see the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

In the press release, the Company uses various non-GAAP measures, including adjusted gross margin, operating margin, income before taxes, income tax expense and diluted earnings per share results, because it uses these measures internally for planning, forecasting and evaluating the performance of the business. In addition, the Company analyzes net revenue on a constant currency basis to better measure the comparability of results between periods. The Company believes that evaluating growth in net revenue on a constant currency basis provides an additional and meaningful assessment to both management and investors. These measures should not, however, be considered in isolation, as a substitute for, or as superior to measures of financial performance prepared in accordance with GAAP.

Item 7.01.     REGULATON FD DISCLOSURE.

On August 2, 2019, the Company issued a press release announcing the entry into a definitive agreement on August 1, 2019 to acquire Breathe Technologies, Inc., a developer and manufacturer of a patented wearable, non-invasive ventilation technology that supports improved patient mobility (“Breathe”). A copy of this press release is furnished and attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.    OTHER EVENTS.

On August 1, 2019, the Company completed its previously announced divestiture of certain of its surgical consumable products and related assets for a purchase price of $170 million in cash pursuant to a stock purchase agreement dated July 9, 2019, by and between certain subsidiaries of the Company, as seller, and an affiliate of Audax Private Equity, as purchaser.

As noted above, on August 1, 2019, Hill-Rom, Inc., a wholly-owned subsidiary of the Company, entered into a definitive agreement to acquire Breathe for cash consideration of $130 million. The Company expects the transaction to close during its fiscal fourth quarter of 2019, subject to customary closing conditions.

Disclosure Regarding Forward-Looking Statements

Certain statements herein contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company's future plans, objectives, beliefs, expectations, representations and projections. It is important to note that forward-looking statements are not guarantees of future performance, and the Company's actual results could differ materially from those set forth in any forward-looking statements. For a more in-depth discussion of factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in the Company’s previously filed most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update or revise any forward-looking statements, unless required by law.

Item 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Press release of Hill-Rom Holdings, Inc., dated August 2, 2019
99.2	Press release of Hill-Rom Holdings, Inc., dated August 2, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILL-ROM HOLDINGS, INC.
(Registrant)

DATE: August 2, 2019	By:	/s/ Deborah M. Rasin

	Name: Title:	Deborah M. Rasin Senior Vice President Chief Legal Officer and Secretary